UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

VIOLIN MEMORY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36069	20-3940944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Great America Parkway, Santa Clara, California		95054
(Address of principal executive offices)		(Zip Code)

(650) 396-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.03.	Bankruptcy or Receivership.

As previously reported, on December 14, 2016, Violin Memory, Inc. (the “Company”) filed a voluntary petition (the “Chapter 11 Case”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Company has been continuing in possession of its assets and has been managing its business as a debtor in possession (in such capacity, the “Debtor”) in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. The Chapter 11 Case has been administered by the Bankruptcy Court under the caption In re Violin Memory, Inc., Case No. 16-12782 (LSS).

On April 18, 2017, the Bankruptcy Court entered an order confirming the Second Amended Plan of Reorganization for Violin Memory, Inc. (the “Plan”), a copy of which is attached hereto as Exhibit 99.1. On April 21, 2017, all applicable conditions set forth in the Plan were satisfied or waived and the effective date (the “Effective Date”) of the Plan occurred. The Company filed a Notice of Effective Date of the Plan with the Bankruptcy Court on April 21, 2017, a copy of which is attached hereto as Exhibit 99.2.

Upon the occurrence of the Effective Date, the Company emerged from bankruptcy as a privately-held corporation discharged and released from all Claims (as defined in the Plan) against or Interests (as defined in the Plan) in the Debtor arising or existing prior to the Effective Date, all as set forth in the Plan.

In addition, on the Effective Date, all existing equity interests of the Company were retired, cancelled, extinguished and/or discharged without consideration in accordance with the terms of the Plan and the Company, as reorganized, issued 100% of its equity to Quantum Partners LP or its assignee.

The Company intends to file a Form 15 with the Securities and Exchange Commission for the purpose of terminating the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing a Form 15, the Company will cease filing any further periodic or current reports under the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information relating to the change in control of the Company set forth in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Information Regarding Forward-Looking Statements

Certain statements and information included in this Current Report on Form 8-K may constitute “forward-looking” statements that are generally identifiable through the use of words such as “intend,” “will” and similar expressions and include any statements that are made regarding financial expectations. The forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur. These statements are based on a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Investors are cautioned that any such statements are not guarantees of future business or financial performance and that actual future results may differ materially due to a variety of factors.

Cautionary Information Regarding Trading in the Company’s Equity Securities

Pursuant to the Plan, all of the Company’s existing equity securities were cancelled and extinguished upon the Effective Date, and the holders thereof are not entitled to receive, and will not receive or retain, any property or interest in property on account of such equity interests. As the Plan has been confirmed and the Company’s existing equity securities have been cancelled, amounts invested by holders of such securities will not be recoverable and such securities will have no value.

Except as required by law, the Company disclaims any obligation to publicly update such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

99.1	Findings of Fact, Conclusions of Law, and Order Confirming the Second Amended Plan of Reorganization for Violin Memory, Inc.

99.2	Notice of Effective Date of Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Violin Memory, Inc.

Date: April 21, 2017	By:	/s/ James P. Curley
James P. Curley Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Findings of Fact, Conclusions of Law, and Order Confirming the Second Amended Plan of Reorganization for Violin Memory, Inc.

99.2	Notice of Effective Date of Plan.